UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  October 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of September 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-9, Mortgage Pass-Through Certificates, Series 2002-9)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-89556-08               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-9 Mortgage Pass-through Certificates, Series 2002-9 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of September 1, 2002 among GS Mortgage Securities Corporation, as depositor, Bank of America, N.A. and Wells Fargo Home Mortgage Inc as servicers, and JPMorgan Chase Bank, as Trustee.

     On October 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2002 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2002-9
Mortgage Pass-Through Certificates, Series 2002-9
----------------------------------------------------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 29, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President


                                       -3-

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2002



                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2002


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


                                            GSR MORTGAGE LOAN TRUST 2002-9
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    October 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A      274,144,000.00     274,144,000.00   25,637,361.36     614,509.01    26,251,870.37   0.00         0.00      248,506,638.64
A1B      144,547,000.00     144,547,000.00            0.00     552,771.82       552,771.82   0.00         0.00      144,547,000.00
A2A      152,866,000.00     152,866,000.00   18,673,330.63     291,651.34    18,964,981.97   0.00         0.00      134,192,669.37
A2B      222,072,000.00     222,072,000.00            0.00     590,538.80       590,538.80   0.00         0.00      222,072,000.00
A2C       36,895,000.00      36,895,000.00            0.00     123,536.76       123,536.76   0.00         0.00       36,895,000.00
A2D      322,781,000.00     322,781,000.00            0.00   1,304,035.24     1,304,035.24   0.00         0.00      322,781,000.00
B1        18,391,000.00      18,391,000.00       15,500.32      77,465.03        92,965.35   0.00         0.00       18,375,499.68
B2         5,339,000.00       5,339,000.00        4,499.82      23,582.98        28,082.80   0.00         0.00        5,334,500.18
B3         4,153,000.00       4,153,000.00        3,500.23      19,434.45        22,934.68   0.00         0.00        4,149,499.77
B4         1,780,000.00       1,780,000.00        1,500.22       8,329.72         9,829.94   0.00         0.00        1,778,499.78
B5         1,780,000.00       1,780,000.00        1,500.22       8,329.72         9,829.94   0.00         0.00        1,778,499.78
B6         1,780,626.00       1,780,626.00        1,500.75       8,332.65         9,833.40   0.00         0.00        1,779,125.25
R1               100.00             100.00          100.00           0.45           100.45   0.00         0.00                0.00
R2                50.00              50.00           50.00           0.22            50.22   0.00         0.00                0.00
R3                50.00              50.00           50.00           0.22            50.22   0.00         0.00                0.00
TOTALS 1,186,528,826.00   1,186,528,826.00   44,338,893.55   3,622,518.41    47,961,411.96   0.00         0.00    1,142,189,932.45

X1       418,691,000.00     418,691,000.00            0.00     966,449.61       966,449.61   0.00         0.00      393,053,638.64
X2       734,614,000.00     734,614,000.00            0.00     963,536.30       963,536.30   0.00         0.00      715,940,669.37
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1A       36228FHD1     1,000.00000000     93.51786419    2.24155557     95.75941976     906.48213581     A1A        2.882000 %
A1B       36228FHE9     1,000.00000000      0.00000000    3.82416667      3.82416667   1,000.00000000     A1B        4.589000 %
A2A       36228FHF6     1,000.00000000    122.15489795    1.90788887    124.06278682     877.84510205     A2A        2.453000 %
A2B       36228FHG4     1,000.00000000      0.00000000    2.65922223      2.65922223   1,000.00000000     A2B        3.419000 %
A2C       36228FHH2     1,000.00000000      0.00000000    3.34833338      3.34833338   1,000.00000000     A2C        4.018000 %
A2D       36228FHJ8     1,000.00000000      0.00000000    4.04000000      4.04000000   1,000.00000000     A2D        4.848000 %
B1        36228FHM1     1,000.00000000      0.84282095    4.21211625      5.05493720     999.15717905     B1         5.054540 %
B2        36228FHN9     1,000.00000000      0.84282075    4.41711556      5.25993632     999.15717925     B2         5.300540 %
B3        36228FHP4     1,000.00000000      0.84281965    4.67961714      5.52243679     999.15718035     B3         5.615540 %
B4        36228FHQ2     1,000.00000000      0.84282022    4.67961798      5.52243820     999.15717978     B4         5.615540 %
B5        36228FHR0     1,000.00000000      0.84282022    4.67961798      5.52243820     999.15717978     B5         5.615540 %
B6        36228FHS8     1,000.00000000      0.84282157    4.67961829      5.52243986     999.15717843     B6         5.615540 %
R1        36228FHT6     1,000.00000000  1,000.00000000    4.50000000  1,004.50000000       0.00000000     R1         5.346969 %
R2        36228FHU3     1,000.00000000  1,000.00000000    4.40000000  1,004.40000000       0.00000000     R2         5.346969 %
R3        36228FJA5     1,000.00000000  1,000.00000000    4.40000000  1,004.40000000       0.00000000     R3         5.346969 %
TOTALS                  1,000.00000000     37.36857679    3.05303869     40.42161548     962.63142321

X1        36228FHK5     1,000.00000000      0.00000000    2.30826459      2.30826459     938.76782314     X1         2.769918 %
X2        36228HL3      1,000.00000000      0.00000000    1.31162257      1.31162257     974.58075856     X2         1.573947 %
-----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                        Tel: (212)946-7959/Fax: (212)946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                           405,107,424.58
                                        Pool 2 Mortgage Loans                           737,082,507.87

Sec. 4.01(c)    Available Distribution                                                   49,891,397.87
                                        Principal Distribution Amount                     1,007,179.55
                                        Principal Prepayment Amount                      43,331,713.96

Sec. 4.01(e)    Principal Prepayments
                                        Class A1a                                        25,379,352.00
                                        Class A1b                                                 0.00
                                        Class A2a                                        17,952,361.96
                                        Class A2b                                                 0.00
                                        Class A2c                                                 0.00
                                        Class A2d                                                 0.00
                                        Class B1                                                  0.00
                                        Class B2                                                  0.00
                                        Class B3                                                  0.00
                                        Class B4                                                  0.00
                                        Class B5                                                  0.00
                                        Class B6                                                  0.00

Sec. 4.01(f)    Interest Payment
                                        Class A1a
                                                              Accrued and Paid for Current Month              614,509.01
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class A1b
                                                              Accrued and Paid for Current Month              552,771.82
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class A2a
                                                              Accrued and Paid for Current Month              291,651.34
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class A2b
                                                              Accrued and Paid for Current Month              590,538.80
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class A2c
                                                              Accrued and Paid for Current Month              123,536.76
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class A2d
                                                              Accrued and Paid for Current Month            1,304,035.24
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class X1
                                                              Accrued and Paid for Current Month              966,449.61
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class X2
                                                              Accrued and Paid for Current Month              963,536.30
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class B1
                                                              Accrued and Paid for Current Month               77,465.03
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class B2
                                                              Accrued and Paid for Current Month               23,582.98
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class B3
                                                              Accrued and Paid for Current Month               19,434.45
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                8,329.72
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                8,329.72
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                8,332.65
                                                              Accrued and Paid from Prior Months                    0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                     348,582.79
                                        Trustee Fee Paid                                                        7,415.81

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                     0.00
                                        Current Period Reimbursed Advances                                          0.00
                                        Aggregate Unreimbursed Advances                                             0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                     0.00
                                        Current Period Reimbursed Advances                                          0.00
                                        Aggregate Unreimbursed Advances                                             0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                       2,312
                                        Balance of Outstanding Mortgage Loans                           1,142,189,932.45


Sec. 4.01(l)         Number and Balance of Delinquent Loans


                      Group Totals
                                                                Principal
                      Period                Number                Balance              Percentage
                     30-59 days                      0                     0.00                  0.00 %
                     60-89 days                      0                     0.00                  0.00 %
                     90+days                         0                     0.00                  0.00 %
                      Total                          0                     0.00                  0.00 %


Sec. 4.01(l)         Number and Balance of REO Loans
                     Group Totals
                                           Principal
                      Number               Balance                Percentage
                                0                    0.00                  0.00 %


Sec. 4.01(l)         Number and Balance of Loans in Bankruptcy
                     Group Totals
                                           Principal
                      Number               Balance                Percentage
                                0                    0.00                  0.00 %


Sec. 4.01(m)         Number and Balance of Loans in Foreclosure
                     Group Totals
                                           Principal
                      Number               Balance                Percentage
                                0                    0.00                  0.00 %

Sec. 4.01(o)        Aggregate Principal Payment
                                          Scheduled Principal                                          1,007,179.55
                                          Payoffs                                                     42,694,200.52
                                          Prepayments                                                    637,513.44
                                          Liquidation Proceeds                                                 0.00
                                          Condemnation Proceeds                                                0.00
                                          Insurance Proceeds                                                   0.00
                                          Realized Losses                                                      0.00

                                          Realized Losses Group 1                                              0.00
                                          Realized Losses Group 2                                              0.00
                                          Realized Gains                                                       0.00

Sec. 4.01(p)        Aggregate Amount of Mortgage Loans Repurchased                                             0.00

Sec. 4.01(q)        Aggregate Amount of Shortfall Allocated for Current Period
                                          Class A1a                                                            0.00
                                          Class A1b                                                            0.00
                                          Class A2a                                                            0.00
                                          Class A2b                                                            0.00
                                          Class A2c                                                            0.00
                                          Class A2d                                                            0.00
                                          Class X1                                                             0.00
                                          Class X2                                                             0.00
                                          Class B1                                                             0.00
                                          Class B2                                                             0.00
                                          Class B3                                                             0.00
                                          Class B4                                                             0.00
                                          Class B5                                                             0.00
                                          Class B6                                                             0.00

Sec. 4.01(s) Group I
                           Senior Percentage                                                                   97.200000 %
                           Senior Prepayment Percentage                                                       100.000000 %
                           Subordinate Percentage                                                               2.800000 %
                           Subordinate Prepayment Percentage                                                    0.000000 %

Sec. 4.01(s) Group II
                           Senior Percentage                                                                   97.200000 %
                           Senior Prepayment Percentage                                                       100.000000 %
                           Subordinate Percentage                                                               2.800000 %
                           Subordinate Prepayment Percentage                                                    0.000000 %

Aggregate
                           Scheduled Principal                                                                1,007,179.55
                           Unscheduled Principal                                                             43,331,713.96
                           Beginning Balance                                                              1,186,528,826.22
                           Ending Balance                                                                 1,142,189,932.45
                           Net Wac                                                                                 5.61554
                           Weighted Averge Maturity                                                                    356
Groups
                           Net Wac Group 1                                                                         6.08677
                           Net Wac Group 2                                                                         5.34697

                           Wam Group 1                                                                                 354
                           Wam Group 2                                                                                 357


                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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